Exhibit 10.13

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement (this “Amendment”), is entered into as of December 20, 2019, by and among (i) CAREKINESIS, INC., a Delaware corporation (“CareKinesis”), TABULA RASA HEALTHCARE, INC., a Delaware corporation (“Parent”), CAREVENTIONS, INC., a Delaware corporation (“Careventions”), CAPSTONE PERFORMANCE SYSTEMS, LLC, a Delaware limited liability company (“Capstone”), J. A. ROBERTSON, INC., a California corporation (“Robertson”), MEDLIANCE LLC, an Arizona limited liability company (“Medliance”), CK SOLUTIONS, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC HOLDINGS, LLC, a Delaware limited liability company (“TRSHC”), SINFONIARX, INC., an Arizona corporation (“SinfoniaRX”); TRHC MEC HOLDINGS, LLC, a Delaware limited liability company (“TRHC”), MEDITURE LLC, a Minnesota limited liability company (“Mediture”), ECLUSIVE L.L.C., a Minnesota limited liability company (“eClusive”), COGNIFY, LLC, a Delaware limited liability company (“Cognify”), and DOSEME, LLC, a Delaware limited liability company f/k/a TRHC DM Holdings, LLC (“DoseMe,” and together with Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRX, TRHC, Mediture,  eClusive and Cognify are each referred to herein as a “Borrower”, and collectively, as the “Borrowers”), (ii) the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and (iii) WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may be owing by the Borrowers to Bank, the Borrowers are indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated September 6, 2017 by and among the Borrowers, the Lenders and the Administrative Agent, as may be amended from time to time (the “Loan and Security Agreement”).  Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

The Loan and Security Agreement and any and all other documents executed by the Borrowers in favor of the Lenders and/or the Administrative Agent shall be hereinafter referred to as the “Existing Documents.”

DESCRIPTION OF CHANGE IN TERMS.

Consent.  Notwithstanding the provisions of Section 7.2 of the Loan and Security Agreement to the contrary, and so long as no other Event of Default has occurred, is continuing, or would result therefrom, the Administrative Agent and the Lenders hereby consent to CareKinesis changing it legal name to TRHC OpCo, Inc.

Modification(s) to Loan and Security Agreement:

1)Section 6.3 of the Loan and Security Agreement is hereby amended and restated in its entirety as follows:

6.3Financial Statements, Reports, Certificates.  Borrowers shall deliver the following to Administrative Agent:   as soon as available, but in any event within thirty (30) days after the last day of each fiscal quarter, an aged listings of accounts receivable and accounts payable by invoice date and a deferred revenue report;  as soon as available, but in any event within thirty (30) days after the last day of each fiscal quarter, a company prepared consolidated and consolidating balance sheet, income statement, and cash flow statement covering Borrowers’ operations during such period, prepared in accordance with GAAP, consistently applied, in a form acceptable to Administrative Agent and certified by a Responsible Officer, together with a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto;  as soon as available, but in any event within one hundred eighty (180) days after the end of Borrowers’ fiscal year, audited consolidated financial statements of Borrowers prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Administrative Agent;  as soon as available, but in any event no later than the earlier to occur of thirty (30) days following the beginning of each fiscal year or the date of approval by such Borrowers’ board of directors, an annual operating budget and financial projections (including income statements, balance sheets and cash flow statements) for such fiscal year, presented in a monthly format, approved by Borrowers’ board of directors, and in a form and substance acceptable to Administrative Agent in its reasonable business judgment (each, a “Financial Plan”);  copies of all statements, reports and notices sent or made available generally by a Borrower to its security holders or to any holders of Subordinated Debt and, if applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission within five (5) days after such filing; promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against a Borrower or any Subsidiary that could reasonably be expected to result in damages or costs to a Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000) or more; and  such budgets, sales projections, operating plans or other financial information as Administrative Agent may reasonably request from time to time.

2)Exhibit C to the Loan and Security Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.

3)Notwithstanding the provisions of Section 6.12 of the Loan and Security Agreement or the provisions of that certain Loan and Security Modification Agreement entered into as of March 5, 2019, Prescribe Wellness, LLC (“PW”) and Capstone Performance Systems, LLC, a Florida limited liability company (“Capstone Florida”), shall provide the Administrative Agent with a duly executed joinder to the Loan and Security Agreement and Guaranty and Indemnity Agreement, Security Deed Over Shares and General Security Deed and all other security documents required by Administrative Agent in connection therewith no later than January 3, 2020 (the “Joinder Date”); provided,  however, that such joinder shall not be required if PW and/or Capstone Florida merges with and into another Borrower upon written notice to the Administrative Agent in accordance with Section 7.3 of the Loan and Security Agreement prior to the Joinder Date.

4)In accordance with Section 7.3 of the Loan and Security Agreement, notice is hereby provided to the Administrative Agent that Parent intends to (i) merge Capstone Florida with and into Capstone, with Capstone continuing as the surviving entity of such merger (the “Capstone FL Merger”), as soon as practicable after the date hereof and in any event prior to the Joinder Date; and (ii) following the effectiveness of the Capstone FL Merger, merge each of Robertson, Capstone,  TRHC, Mediture,  Cognify,  Careventions, TRSHC, SinfoniaRX,  Medliance,  eClusive,  DoseMe and PW with and into CareKinesis, with CareKinesis continuing as the surviving entity of such merger, in each case effective as of December 31, 2019.

CONSISTENT CHANGES.  The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

NO DEFENSES OF THE BORROWERS/GENERAL RELEASE.  Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Existing Documents.  Each Borrower (each, a “Releasing Party”) acknowledges that the Lenders and the Administrative Agent would not enter into this Amendment without Releasing Party’s assurance that it has no claims against the Lenders and the Administrative Agent or any of the Lenders’ and the Administrative Agent’s officers, directors, employees or agents.  Except for the obligations arising hereafter under this Amendment, each Releasing Party releases the Lenders and the Administrative Agent, and each of the Lenders’ and the Administrative Agent’s officers, directors and employees from any known or unknown claims that Releasing Party now has against any Lender and/or the Administrative Agent of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby.  Each Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest.  The provisions, waivers and releases of this section shall inure to the benefit of the Lenders and the Administrative Agent and their respective agents, employees, officers, directors, assigns and successors in interest.  The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Loan and Security Agreement, and/or any Lender’s and/or the Administrative Agent’s actions to exercise any remedy available under the Loan and Security Agreement or otherwise.

CONTINUING VALIDITY.  Each Borrower understands and agrees that in modifying the Existing Documents, the Lenders and the Administrative Agent are relying upon such Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents.  Each Borrower represents and warrants that the representations and warranties contained in the Loan and Security Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect.  The Lenders’ and the Administrative Agent’s agreement to modifications to the Existing Documents pursuant to this Amendment in no way shall obligate any Lender and/or the Administrative Agent to make any future modifications to the Existing Documents.  Nothing in this Amendment shall constitute a satisfaction of the Obligations.  It is the intention of the Lenders, the Administrative Agent and the Borrowers to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by the Lenders and the Administrative Agent in writing.  No maker, endorser, or guarantor will be released by virtue of this Amendment.  The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.

CONDITIONS PRECEDENT.  As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)payment of all Bank Expenses incurred through the date of this Amendment; and

(b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

NOTICE OF FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:   THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

COUNTERSIGNATURE.  This Amendment shall become effective only when executed by the Lenders, the Administrative Agent and the Borrowers.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

TABULA RASA HEALTHCARE, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAREKINESIS, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAREVENTIONS, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAPSTONE PERFORMANCE SYSTEMS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

J. A. ROBERTSON, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

MEDLIANCE LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

\

CK SOLUTIONS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

TRSHC HOLDINGS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

SINFONIARX, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

TRHC MEC HOLDINGS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

MEDITURE LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

ECLUSIVE L.L.C.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

COGNIFY, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

DOSEME, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:/s/ Brian McCabe

Name:Brian McCabe

Title:Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDERS:

WESTERN ALLIANCE BANK, an Arizona corporation

By:/s/ Brian McCabe

Name:Brian McCabe

Title:Vice President

EXHIBIT C
COMPLIANCE CERTIFICATE

TO:WESTERN ALLIANCE BANK, AS ADMINISTRATIVE AGENT

FROM:TABULA RASA HEALTHCARE, INC., CAREKINESIS, INC., CAREVENTIONS, INC., CAPSTONE PERFORMANCE SYSTEMS, LLC, J. A. ROBERTSON, INC., MEDLIANCE LLC, CK SOLUTIONS, LLC, TRSHC HOLDINGS, LLC, SINFONIARX, INC., TRHC MEC HOLDINGS, LLC, MEDITURE LLC,  ECLUSIVE L.L.C., COGNIFY, LLC, and DOSEME, LLC

The undersigned authorized officer of Tabula Rasa Healthcare, Inc., on behalf of itself and all other Borrowers, hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrowers, Administrative Agent and the Lenders (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
A/R & A/P Agings	Quarterly within 30 days		Yes	No
Deferred Revenue Report	Quarterly within 30 days		Yes	No
Monthly financial statements	Quarterly within 30 days		Yes	No
Compliance Certificate	Quarterly within 30 days		Yes	No
Annual audited financial statements	FYE within 180 days		Yes	No
Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than 30 days after to the beginning of each fiscal year or Board approval		Yes	No
A/R Audit	Initial and Annually thereafter
Deposit balances with Bank	$		Yes	No
Deposit balance outside Bank	$

Financial Covenant	Required	Actual	Complies
Minimum Unrestricted Cash at Bank + Availability on Revolving Facility	$3,000,000	$	Yes	No
Maximum Leverage (Quarterly commencing with month ending 12/31/2017)	2.50:1.00	_____:1.00	Yes	No
Minimum Quarterly EBITDA (Quarterly commencing with month ending 12/31/2017)	75%	______%	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

Date:
SIGNATURE
Verified:
AUTHORIZED SIGNER
TITLE

Date:
DATE
Compliance StatusYesNo